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               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                      _____________________


Date of Report (Date of earliest event reported):  March 20, 1997

                          Carrols Corporation
       (Exact Name of Registrant as Specified in Charter)


        Delaware                 1-6553            16-0958146
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


       968 James Street, Syracuse, New York          13203
      (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:(315) 424-0513

     Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Information.

          This report relates to certain announcements made by the Registrant in the Press Release, dated March 20, 1997, filed as an exhibit hereto and incorporated by reference herein.


Item 7.   Exhibits

               99.  Press Release, dated March 20, 1997

                          SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Carrols Corporation



Dated:  March 25, 1997            By:    /s/ Alan Vituli